                                                                    EXHIBIT 10.8
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                          PLEDGE AND SECURITY AGREEMENT

                                     Between

                    ST. MARY LAND & EXPLORATION COMPANY,
                                   as Pledgor

                                       and

          WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent,
                                as Secured Party

                        Effective as of January 27, 2003

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                          PLEDGE AND SECURITY AGREEMENT
                          -----------------------------

     THIS PLEDGE AND  SECURITY  AGREEMENT  is made  effective  as of January 27,
2003, by ST. MARY LAND &  EXPLORATION  COMPANY, a Delaware  corporation with principal  offices at 1776 Lincoln Street,  Suite 1100,  Denver,  Colorado 80203
("Pledgor"),  in favor of WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as
  -------
First Union National Bank), a national  banking  association with offices at 301
South College Street,  Charlotte,  North Carolina 28288, as Administrative Agent
(in such capacity,  the "Secured  Party") for the benefit of the several lenders
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now  or  hereafter   parties  to  the  hereinafter   defined  Credit   Agreement
(individually, a "Lender" and collectively, the "Lenders").
                  ------                         -------

                                    RECITALS
                                    --------

     A. Pledgor,  Secured Party and the Lenders have executed a Credit Agreement dated as of even  date  herewith  (such  agreement,  as may from time to time be amended  or  supplemented,  being  hereinafter  called the  "Credit  Agreement")
                                                             -----------------
pursuant to which,  upon the terms and conditions  stated  therein,  the Lenders agree to make loans to and extend credit on behalf of Pledgor.

     B. The Lenders  conditioned  their  obligations  under the Credit Agreement upon the execution and delivery by Pledgor of this Pledge and Security Agreement and  Pledgor  has  agreed to  execute  and  deliver  this  Pledge  and  Security
Agreement.

     C.  Therefore,  for  good  and  valuable  consideration,  the  receipt  and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Secured
Party as follows:

                                    ARTICLE 1

                                SECURITY INTEREST
                                -----------------

     Section 1.01 Pledge. Pledgor hereby pledges,  assigns and grants to Secured
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Party a security interest in and right of set-off against the assets referred to in Section 1.02 (the  "Collateral") to secure the prompt payment and performance
                       ----------
of the "Obligations" (as defined in Section 2.02) and the performance by Pledgor
        -----------
of this Pledge and Security Agreement.

     Section 1.02 Collateral.  The Collateral consists of the following types or
                  ----------
items of property which are owned by Pledgor:

          (a) The  securities  described  or  referred  to in Exhibit A attached hereto and made a part hereof.

          (b) (i) The  certificates or instruments,  if any,  representing  such membership  interests and such units,  (ii) all dividends  (cash,  stock or otherwise),  cash, instruments,  rights to subscribe,  purchase or sell and all other rights and property  from time to time  received,  receivable  or otherwise  distributed  in respect of or in exchange for any or all of such
     membership   interests   or  such  units,   (iii)  all   replacements   and
     substitutions  for any of the property  referred to in this  Section  1.02,

     including,  without limitation,  claims against third parties, and (iv) the proceeds,  interest,  profits and other income of or on any of the property referred to in this Section 1.02.

It is expressly  contemplated  that additional  securities or other property may from time to time be pledged, assigned or granted to Secured Party as additional security for the Obligations,  and the term "Collateral" as used herein shall be
                                             ----------
deemed  for all  purposes  hereof  to  include  all such  additional  membership interests,  units and property,  together  with all other  property of the types described above related thereto.

     Section  1.03  Transfer of  Collateral.  All  certificates  or  instruments
                    -----------------------
representing or evidencing the Pledged Securities shall be delivered to and held pursuant  hereto by Secured  Party or a Person  designated  by Secured Party and shall be in suitable form for transfer by delivery,  or shall be  accompanied by duly executed instruments of transfer or assignment in blank, or (in the case of either certificated or uncertificated  securities) Secured Party shall have been provided with evidence that the Pledged Securities have been otherwise delivered to Secured Party in accordance  with Section 8.301 of the Code,  all in form and substance satisfactory to Secured Party. Notwithstanding the preceding sentence, at Secured  Party's  discretion,  all Pledged  Securities  must be  delivered or transferred in such manner as to permit  Secured Party to meet the  requirements of  Section  8.303(a)(3)  of the Code to the  extent of its  security  interest.
Secured Party shall have the right,  at any time in its  discretion  and without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its  nominees any or all of the Pledged  Securities,  subject only to the revocable  rights  specified in Section 4.02.  In addition,  Secured Party shall have the right at any time to exchange certificates or instruments  representing or evidencing  Pledged  Securities for certificates or instruments of smaller or larger denominations.

                                    ARTICLE 2

                                   DEFINITIONS
                                   -----------

     Section  2.01 Terms  Defined  Above.  As used in this  Pledge and  Security
                   ---------------------
Agreement, the terms defined above shall have the meanings respectively assigned to them.

     Section  2.02  Certain  Definitions.  As used in this  Pledge and  Security
                    --------------------
Agreement,  the following  terms shall have the following  meanings,  unless the context otherwise requires:

          "Agreement" means this Pledge and Security Agreement,  as the same may
           ---------
     from time to time be amended, supplemented or otherwise modified.

          "Code" means the Uniform Commercial Code as presently in effect in the
           ----
     State of Texas,  Articles 1 through 9. Unless  otherwise  indicated  by the context herein, all uncapitalized terms which are defined in the Code shall have their respective meanings as used in Articles 8 and 9 of the Code.

          "Event of Default" means any event specified in Section 6.01.
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          "Obligations" means the collective  reference to (a) all indebtedness,
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     obligations and liabilities of Pledgor under or in connection with the Loan
     Documents,  including,  without  limitation,  the unpaid  principal  of and interest on the Loans and the LC  Exposure  and all other  obligations  and liabilities of Pledgor (including, without limitation, interest accruing at the then  applicable  rate  provided  in the  Credit  Agreement  after  the maturity of the Loans and the LC Exposure and interest accruing at the then applicable  rate provided in the Credit  Agreement  after the filing of any
     petition  in   bankruptcy,   or  the   commencement   of  any   insolvency,
     reorganization  or like proceeding,  relating to Pledgor,  whether or not a claim  for  post-filing  or  post-petition  interest  is  allowed  in  such proceeding)  to Secured  Party or any Lender  (or,  in the case of any Swap
     Agreement  referred to below, any Affiliate of any Lender),  whether direct or indirect,  absolute or contingent, due or to become due, or now existing or  hereafter  incurred,  which may arise under,  out of, or in  connection with, the Credit Agreement,  the other Loan Documents or any Swap Agreement entered into by Pledgor  with any Lender (or any  Affiliate of any Lender), or any other document made, delivered or given in connection therewith,  in
     each  case  whether  on  account  of  principal,  interest,   reimbursement
     obligations,  fees,  indemnities,  costs, expenses or otherwise (including, without  limitation,  all reasonable fees and  disbursements  of counsel to
     Secured  Party or to the  Lenders  that are  required to be paid by Pledgor pursuant  to the  terms of any of the  foregoing  agreements),  and (b) all obligations  of Pledgor  which may arise under or in  connection  with this
     Agreement or any other Loan Document to which Pledgor is a party.

          The term  "Obligations"  shall mean all indebtedness,  obligations and
                     -----------
     liabilities  described,   referred  to  or  mentioned  in  the  immediately
     preceding paragraph of this definition,  and all renewals,  rearrangements,
     increases,   substitutions  and  extensions  for  any  period  thereof  and amendments, supplements or modifications thereto, in whole or in part.

          "Obligor"  means any  Person,  other  than  Pledgor,  liable  (whether
           -------
     directly  or  indirectly,  primarily  or  secondarily)  for the  payment or performance of any of the Obligations whether as maker, co-maker, endorser, guarantor, accommodation party, general partner or otherwise.

          "Pledged  Securities"  means all of the  securities and other property
           -------------------
     (whether or not the same  constitutes a "security" under the Code) referred to in Section  1.02(a) or 1.02(b) and all  additional  securities,  if any, constituting Collateral under this Agreement.

     Section 2.03 Credit Agreement Terms. Unless otherwise defined herein, terms
                  ----------------------
defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     Section 2.04 Section References.  Unless otherwise provided for herein, all
                  ------------------
references herein to Sections are to Sections of this Agreement.

                                        3

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     In  order to  induce  Secured  Party  to  accept  this  Agreement,  Pledgor represents and warrants to Secured Party (which  representations  and warranties will survive the creation and payment of the Obligations) that:

     Section 3.01  Ownership of  Collateral;  Encumbrances.  Except as otherwise
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permitted by the Credit Agreement, Pledgor is the record and beneficial owner of the  Collateral  free and clear of any Lien  except  for the  security  interest created by this  Agreement,  and Pledgor has full right,  power and authority to pledge, assign and grant a security interest in the Collateral to Secured Party.

     Section 3.02 No Required Consent.  No authorization,  consent,  approval or
                  -------------------
other action by, and no notice to or filing with, any governmental  authority or regulatory body (other than the filing of financing  statements) is required for
(i) the due execution,  delivery and  performance by Pledgor of this  Agreement,
(ii) the grant by Pledgor of the security  interest granted by this Agreement or
(iii) the perfection of such security interest.

     Section  3.03 Pledged  Securities.  The Pledged  Securities  have been duly
                   -------------------
authorized and validly issued, and are fully paid and non-assessable.

     Section  3.04  First  Priority  Security  Interest.  The  pledge of Pledged
                    -----------------------------------
Securities  pursuant to this  Agreement,  the  delivery to Secured  Party of the certificates  representing  the Pledged  Securities  accompanied by stock powers duly executed in blank and the filing of appropriate financing statements in the relevant locations create a valid and perfected first priority security interest in the  Collateral,  enforceable  against  Pledgor  and all  third  parties  and securing payment of the Obligations.

                                    ARTICLE 4

                            COVENANTS AND AGREEMENTS
                            ------------------------

     Pledgor  will  at all  times  comply  with  the  covenants  and  agreements contained in this Article 4, from the date hereof and for so long as any part of the Obligations  (other than any indemnity which is not yet due and payable) are outstanding.

     Section 4.01 Sale,  Disposition or  Encumbrance  of  Collateral.  Except as
                  --------------------------------------------------
otherwise not prohibited by the Credit Agreement or this Agreement, Pledgor will not in any way  encumber any of the  Collateral  (or permit or suffer any of the
Collateral to be encumbered) or sell, pledge,  assign, lend or otherwise dispose of or transfer  any of the  Collateral  to or in favor of any Person  other than
Secured Party.

     Section 4.02 Voting Rights;  Dividends or Distributions.  Until both (i) an
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Event of Default shall have  occurred and be continuing  and (ii) either (a) the
Loans have become due and  payable at their  stated  maturity  and have not been paid, (b) the Loans have been declared due and payable  pursuant to Article X of

                                        4

the  Credit  Agreement,  or (c)  Secured  Party has given  notice to  Pledgor of
Secured Party's intent to exercise its rights under Section 6.02:

               (a) Pledgor  shall be  entitled  to exercise  any and all voting, management  and/or other  consensual  rights and powers  inuring to an owner  of the  Collateral  or any part  thereof  for any  purpose  not inconsistent  with the  terms of this  Agreement  and the  other  Loan
          Documents.

               (b) Pledgor  shall be  entitled  to receive and retain  (free and clear of and no longer  subject to this  Agreement or the Lien created pursuant to this Agreement) any and all dividends,  distributions  and interest paid in respect of the Collateral,  provided,  however,  that any and all

                    (i)  dividends  and interest  paid or payable  other than in cash in respect of, and instruments and other property  received, receivable or otherwise distributed in respect of, or in exchange for (including,  without  limitation,  any certificate,  share or interest purchased or exchanged in connection with a tender offer or merger agreement), any Collateral,

                    (ii)  dividends and other  distributions  paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution, or reclassification, and

                    (iii) cash paid, payable or otherwise distributed in respect of principal  of, or in  redemption  of, or in exchange  for, any
               Collateral,

shall  be,  and  shall  be  promptly  delivered  to  Secured  Party  to hold as,
Collateral  and shall,  if  received  by  Pledgor,  be received in trust for the benefit of Secured  Party,  be  segregated  from the other  property or funds of
Pledgor,  and be promptly  delivered to Secured  Party as Collateral in the same form as so  received  (with any  necessary  endorsement)  ),  provided  further,
                                                              --------  -------
however,  in no event shall the foregoing  proviso be applicable  to, or prevent
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the Pledgor from receiving and retaining any securities  that are not pledged or intended or required to be pledged to the Secured Party pursuant to any Security
Instrument, including this Agreement.

     Section  4.03  Records and  Information.  Pledgor  shall keep  accurate and
                    ------------------------
complete records of the Collateral (including proceeds, payments, distributions, income and profits).  Pledgor will promptly  provide  written  notice to Secured
Party of all  information  which in any way affects the filing of any  financing statement or other public notices or recordings  pertaining to the perfection of a security  interest in the Collateral,  or the delivery and possession of items of  Collateral  for  the  purpose  of  perfecting  a  security  interest  in the
Collateral.

     Section 4.04 Certain Liabilities.  Pledgor hereby assumes all liability for
                  -------------------
the Collateral, the security interest created hereunder and any use, possession, maintenance,  management,  enforcement  or  collection  of  any  or  all  of the
Collateral.

     Section 4.05 Further Assurances. Upon the request of Secured Party, Pledgor
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shall  (at  Pledgor's   expense)  execute  and  deliver  all  such  assignments,
certificates,  instruments,  securities, financing statements,  notifications to financial intermediaries,  clearing corporations, issuers of securities or other third parties or other  documents and give further  assurances  and do all other acts and  things as Secured  Party may  reasonably  request  to perfect  Secured
Party's  interest in the Collateral or to protect,  enforce or otherwise  effect
Secured Party's rights and remedies hereunder.

     Section 4.06 Rights to Sell. If Secured  Party shall  determine to exercise
                  --------------
its  rights  to  sell  all  or  any of the  Collateral  pursuant  to its  rights hereunder,  Pledgor agrees that, upon request of Secured Party, Pledgor will, at its own expense:

          (a) execute and deliver,  and use all reasonable efforts to cause each issuer of the  Collateral  contemplated  to be sold and the  directors  and
     officers  thereof  to  execute  and  deliver,   all  such  instruments  and
     documents,  and do or cause to be done all such other acts and  things,  as may be necessary or, in the reasonable opinion of Secured Party,  advisable to register such  Collateral  under the provisions of the Securities Act of
     1933,  as  from  time to  time  amended  (the  "Securities  Act"),  if such registration is, in the reasonable  opinion of Secured Party,  necessary or advisable to effect a public  distribution of the Collateral,  and to cause the  registration  statement  relating  thereto to become  effective and to remain  effective for such period as prospectuses are required by law to be furnished,  and to make all amendments and  supplements  thereto and to the related  prospectus which, in the reasonable  opinion of Secured Party, are necessary or advisable,  all in  conformity  with the  requirements  of the
     Securities Act and the rules and regulations of the Securities and Exchange
     Commission applicable thereto;

          (b) use all  reasonable  efforts to qualify the  Collateral  under the
     state   securities   or  "Blue  Sky"  laws  and  to  obtain  all  necessary
     governmental  approvals  for the sale of the  Collateral,  as  requested by
     Secured Party;

          (c) use all  reasonable  efforts  to cause  each  such  issuer to make available  to its security  holders,  as soon as  practicable,  an earnings statement  which  will  satisfy  the  provisions  of  Section  11(a) of the
     Securities Act; and

          (d) use all  reasonable  efforts  to do or  cause  to be done all such others  acts  and  things  as may be  necessary  to make  such  sale of the
     Collateral  or any part thereof  valid and binding and in  compliance  with applicable law.

Pledgor further  acknowledges  the  impossibility  of ascertaining the amount of damages  which would be  suffered  by Secured  Party by reason of the failure by
Pledgor to perform  any of the  covenants  contained  in this  Section  4.06 and consequently agrees that if Pledgor shall fail to perform any of such covenants, it shall pay (to the extent permitted by law), as liquidated damages, and not as penalty,  an  amount  (in no event to exceed  the  amount  of  Obligations  then outstanding) equal to the value of the Collateral  affected by Pledgor's failure to perform any of the  covenants  contained in this Section 4.06 on the date the
Secured Party shall demand compliance with this Section 4.06.

                                        6

                                    ARTICLE 5

                   RIGHTS, DUTIES AND POWERS OF SECURED PARTY
                   ------------------------------------------

     The following  rights,  duties and powers of Secured  Party are  applicable irrespective of whether an Event of Default occurs and is continuing:

     Section  5.01  Discharge  Encumbrances.  Secured  Party may, at its option,
                    -----------------------
three (3) Business Days after  receipt by Pledgor of prior  written  notice from
Secured Party of its intent to do so,  discharge any Liens at any time levied or placed on the Collateral  that are  prohibited by the Credit  Agreement and that are not being contested in good faith by appropriate proceedings. Pledgor agrees to reimburse  Secured Party within five (5) days after demand for any payment so made, plus interest  thereon from the date of Secured Party's demand at the rate per  annum  equal to 2% plus the rate  applicable  to ABR Loans as  provided  in
Section 3.02(a) of the Credit Agreement.

     Section  5.02  Transfer of  Collateral.  Subject to the terms of the Credit
                    -----------------------
Agreement,  Secured Party may transfer any or all of the  Obligations,  and upon any such  transfer  Secured Party may transfer its interest in any or all of the
Collateral and shall be fully discharged thereafter from all liability therefor.
Any transferee of the Collateral shall be vested with all rights, powers, duties and remedies of Secured Party hereunder.

     Section 5.03 Cumulative and Other Rights.  The rights,  powers and remedies
                  ---------------------------
of Secured Party  hereunder  are in addition to all rights,  powers and remedies given by law or in equity.  The exercise by Secured  Party of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights,  powers and remedies,  including,  without  limitation,  any other rights of set-off.

     Section  5.04  Disclaimer  of Certain  Duties.  The powers  conferred  upon
                    ------------------------------
Secured Party by this  Agreement  are to protect its interest in the  Collateral and shall not impose any duty upon  Secured  Party to exercise  any such powers.
Pledgor  hereby agrees that Secured Party shall not be liable for, nor shall the indebtedness  evidenced by the  Obligations be diminished  by,  Secured  Party's delay or  failure  to collect  upon,  foreclose,  sell,  take  possession  of or otherwise obtain value for the Collateral.

     Sectopm 5.05 Custody and  Preservation  of the  Collateral.  Secured  Party
                  ---------------------------------------------
shall  be  deemed  to  have  exercised   reasonable  care  in  the  custody  and
preservation  of the  Collateral in its possession if the Collateral is accorded treatment  substantially  equal to that which comparable  secured parties accord comparable  collateral,  it being understood and agreed,  however,  that Secured
Party shall not have  responsibility  for (i) ascertaining or taking action with respect to calls, conversions,  exchanges,  maturities, tenders or other matters relative to any  Collateral,  whether or not  Secured  Party has or is deemed to have knowledge of such matters,  or (ii) taking any necessary  steps to preserve rights against Persons or entities with respect to any Collateral.

                                    ARTICLE 6

                                EVENTS OF DEFAULT
                                -----------------

     Section  6.01  Events.  An "Event of  Default"  (as  defined  in the Credit
                    ------
Agreement)  which has occurred and is  continuing  shall  constitute an Event of
Default under this Agreement.

     Section 6.02 Remedies.  Upon the  occurrence and during the  continuance of
                  --------
any Event of Default, Secured Party may take any or all of the following actions without notice or demand to Pledgor (except that Secured Party will not take any action in the case of paragraphs  (b) and (f) below until five (5) Business Days after  receipt by Pledgor of written  notice from Secured Party of its intent to do so):

          (a)  Subject  to  applicable   provisions   contained  in  the  Credit
     Agreement,  declare  all  or  part  of  the  indebtedness  pursuant  to the
     Obligations  immediately due and payable and enforce payment of the same by
     Pledgor or any Obligor.

          (b)  Sell,  in one or  more  sales  and in  one or  more  parcels,  or otherwise  dispose  of any or all  of the  Collateral  in any  commercially reasonable  manner as  Secured  Party  may  elect,  in a public or  private transaction,  at any location as deemed  reasonable by Secured Party either for cash or credit or for future  delivery  at such price as Secured  Party may reasonably deem fair, and (unless  prohibited by the Uniform Commercial
     Code, as adopted in any applicable  jurisdiction)  Secured Party may be the purchaser of any or all  Collateral so sold and may apply upon the purchase price therefor any Obligations secured hereby. Any such sale or transfer by
     Secured  Party either to itself or to any other Person shall be  absolutely free from any claim of right by Pledgor,  including  any equity or right of redemption,  stay or appraisal which Pledgor has or may have under any rule of law,  regulation or statute now existing or hereafter adopted.  Upon any such sale or  transfer,  Secured  Party  shall  have the right to  deliver, assign and transfer to the purchaser or transferee  thereof the  Collateral so sold or transferred.  If Secured Party  reasonably deems it advisable to do so,  it may  restrict  the  bidders  or  purchasers  of any such sale or transfer to Persons or entities who will  represent and agree that they are purchasing  the  Collateral  for their own account and not with the view to the distribution or resale of any of the Collateral.  Secured Party may, at its  discretion,  provide for a public sale, and any such public sale shall be held at such time or times within  ordinary  business  hours and at such place or  places as  Secured  Party  may fix in the  notice  of such  sale.
     Secured  Party shall not be obligated to make any sale pursuant to any such notice.  Secured  Party may,  without  notice or  publication,  adjourn any public or private sale by announcement at any time and place fixed for such sale,  and such sale may be made at any time or place to which the same may be so  adjourned.  In the  event  any  sale or  transfer  hereunder  is not completed  or is defective  in the opinion of Secured  Party,  such sale or transfer  shall not  exhaust  the rights of Secured  Party  hereunder,  and
     Secured Party shall have the right to cause one or more subsequent sales or transfers to be made  hereunder.  If only part of the Collateral is sold or transferred  such that the Obligations  remain  outstanding (in whole or in
     part),   Secured  Party's  rights  and  remedies  hereunder  shall  not  be exhausted,  waived or modified, and Secured Party is specifically empowered to make one or more successive  sales or transfers until all the Collateral shall be sold or transferred and all the Obligations are paid. In the event that Secured Party elects not to sell the Collateral, Secured Party retains its rights to dispose of or  utilize  the  Collateral  or any part or parts thereof in any manner  authorized or permitted by law or in equity,  and to apply the proceeds of the same towards payment of the Obligations.

          (c)  Apply  proceeds  of  the  disposition  of the  Collateral  to the
     Obligations  in any manner  elected by Secured  Party and  permitted by the
     Code or  otherwise  permitted  by law or in equity.  Such  application  may include,  without  limitation,  the  reasonable  attorneys'  fees and legal expenses incurred by Secured Party.

          (d) Appoint  any Person as agent to perform any act or acts  necessary or incident to any sale or transfer by Secured Party of the Collateral.

          (e) Receive, change the address for delivery, open and dispose of mail addressed to Pledgor,  and to execute,  assign and endorse  negotiable  and other  instruments  for the payment of money,  documents  of title or other evidences  of payment,  shipment or storage for any form of  Collateral  on behalf of and in the name of Pledgor.

          (f)  Exercise  all other  rights and  remedies  permitted by law or in equity.

     Section 6.03 Attorney-in-Fact.  Pledgor hereby irrevocably appoints Secured
                  ----------------
Party as Pledgor's attorney-in-fact,  with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Secured
Party's discretion upon the occurrence and during the continuance of an Event of
Default,  but at  Pledgor's  cost and  expense,  three (3)  Business  Days after receipt by Pledgor of written  notice from Secured Party of its intent to do so, to take  any  action  and to  execute  any  assignment,  certificate,  financing statement, stock power, notification, document or instrument which Secured Party may deem  necessary or advisable to accomplish  the purposes of this  Agreement, including,  without limitation,  to receive, endorse and collect all instruments made payable to Pledgor  representing  any dividend,  interest  payment or other distribution  in respect of the  Collateral or any part thereof and to give full discharge for the same.

     Section 6.04 Liability for Deficiency.  If any sale or other disposition of
                  ------------------------
Collateral by Secured Party in compliance with the Loan Documents and applicable law or any other action of Secured Party  hereunder in compliance  with the Loan
Documents  and  applicable  law results in  reduction of the  Obligations,  such action will not release  Pledgor  from its  liability  to Secured  Party for any unpaid  Obligations,  including (to the extent permitted by law) costs,  charges and expenses  incurred in the liquidation of Collateral,  together with interest thereon until paid at the rate per annum equal to 2% plus the rate applicable to
ABR Loans as provided in Section 3.02(a) of the Credit  Agreement,  and the same shall be immediately due and payable to Secured Party at Secured Party's address set forth in the opening paragraph hereof.

     Section 6.05  Reasonable  Notice.  If any  applicable  provision of any law
                   ------------------
requires  Secured Party to give reasonable  notice of any sale or disposition or other action,  Pledgor  hereby agrees that ten days' prior written  notice shall constitute  reasonable notice thereof.  Such notice, in the case of public sale,

shall  state the time and place  fixed for such sale and, in the case of private sale, the time after which such sale is to be made.

     Section 6.06 Pledged  Securities.  Upon both (i) the  occurrence and during
                  -------------------
the  continuance  of an Event of Default and (ii) either (a) the Loans  becoming due and  payable at their  stated  maturity  and not paid,  (b) the Loans  being declared due and payable pursuant to Article X of the Credit  Agreement,  or (c)
Secured Party giving prior written  notice to Pledgor of Secured  Party's intent to exercise its rights under Section 6.02:

          (a) All  rights of  Pledgor  to receive  the  dividends  and  interest payments  which it would  otherwise  be  authorized  to receive  and retain pursuant to Section 4.02 shall cease,  and all such rights shall  thereupon become vested in Secured Party who shall  thereupon  have the sole right to receive and hold as Collateral  such dividends and interest  payments,  but
     Secured  Party  shall have no duty to receive and hold such  dividends  and interest  payments and shall not be responsible for any failure to do so or delay in so doing.

          (b) All dividends and interest  payments which are received by Pledgor contrary to the  provisions of this Section 6.06 shall be received in trust for the benefit of Secured Party,  shall be segregated  from other funds of
     Pledgor and shall be promptly  paid over to Secured  Party as Collateral in the same form as so received (with any necessary endorsement).

          (c)  Secured  Party may  exercise  any and all  rights of  conversion,
     exchange,   subscription  or  any  other  rights,   privileges  or  options
     pertaining  to any of the  Pledged  Securities  as if it were the  absolute owner thereof,  including without limitation,  the right to exchange at its discretion,  any  and  all of  the  Pledged  Securities  upon  the  merger, consolidation,  reorganization,  recapitalization  or other readjustment of any issuer of such  Pledged  Securities  or upon the  exercise  by any such issuer or Secured Party of any right, privilege or option pertaining to any of the  Pledged  Securities  and in  connection  therewith,  to deposit and deliver  any  and  all  of  the  Pledged  Securities  with  any  committee, depository,  transfer agent, registrar or other designated agency upon such terms and conditions as it may determine,  all without  liability except to account for property  actually received by it, but Secured Party shall have no duty to exercise any of the aforesaid rights,  privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     Section  6.07  Non-judicial  Enforcement.  To the extent  permitted by law,
                    -------------------------
Secured Party may enforce its rights hereunder without prior judicial process or judicial  hearing,  and to the extent permitted by law Pledgor  expressly waives any and all legal rights which might otherwise  require Secured Party to enforce its rights by judicial process.

                                    ARTICLE 7

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     Section 7.01 Notices. Any notice required or permitted to be given under or
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in  connection  with this  Agreement  shall be in writing and shall be mailed by first  class or  express  mail,  postage  prepaid,  or sent by telex,  telegram, telecopy or other  similar  form of rapid  written  transmission  or  personally

                                       10

delivered to the receiving party. All such communications  shall be mailed, sent or delivered  at the address  respectively  indicated  in the opening  paragraph hereof or at such other  address as either  party may have  furnished  the other party in writing.  Any  communication so addressed and mailed shall be deemed to be given  three  days  after so  mailed,  any  notice  so sent by rapid  written transmission  shall be deemed to be given when receipt of such  transmission  is acknowledged by the receiving  operator or equipment,  and any  communication so delivered in person shall be deemed to be given when  receipted  for or actually received by Pledgor or Secured Party, as the case may be.

     Section 7.02 Amendments and Waivers.  Secured Party's acceptance of partial
                  ----------------------
or delinquent payments or any forbearance,  failure or delay by Secured Party in exercising any right,  power or remedy hereunder shall not be deemed a waiver of any  obligation of Pledgor or any Obligor,  or of any right,  power or remedy of
Secured  Party;  and no partial  exercise  of any right,  power or remedy  shall preclude any other or further  exercise  thereof.  Secured  Party may remedy any
Event of Default hereunder or in connection with the Obligations without waiving the Event of Default so remedied.  Pledgor  hereby  agrees that if Secured Party agrees to a waiver of any provision  hereunder,  or an exchange of or release of the Collateral,  or the addition or release of any Obligor or other Person,  any such action shall not constitute a waiver of any of Secured Party's other rights or of Pledgor's obligations hereunder.  This Agreement may be amended only by an instrument in writing  executed  jointly by Pledgor and Secured Party and may be supplemented  only by documents  delivered or to be delivered in accordance with the express terms hereof.

     Section 7.03 Copy as Financing Statement. A photocopy or other reproduction
                  ---------------------------
of this  Agreement may be delivered by Pledgor or Secured Party to any financial intermediary  or other third party for the purpose of transferring or perfecting any or all of the  Pledged  Securities  to  Secured  Party  or its  designee  or assignee.

     Section 7.04  Possession  of  Collateral.  Secured Party shall be deemed to
                   --------------------------
have  possession of any  Collateral in transit to it or set apart for it (or, in either case, any of its agents, affiliates or correspondents).

     Section  7.05  Redelivery  of  Collateral.  If  any  sale  or  transfer  of
                    --------------------------
Collateral by Secured Party results in full satisfaction of the Obligations, and after such sale or transfer and  discharge  there remains a surplus of proceeds,
Secured  Party will  deliver to Pledgor such excess  proceeds in a  commercially reasonable  time;  provided,  however,  that  Secured  Party  shall not have any liability  for any  interest,  cost or expense in  connection  with any delay in delivering such proceeds to Pledgor.

     Section 7.06 Governing Law;  Jurisdiction.  This Agreement and the security
                  ----------------------------
interest  granted  hereby shall be construed in accordance  with and governed by the laws of the State of Texas  (except to the extent that the laws of any other jurisdiction  govern the  perfection  and  priority  of the  security  interests granted hereby).

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     Section 7.07 Continuing Security Agreement.

          (a) Except as otherwise provided by applicable law (including, without limitation,  Section 9.620 of the Code), no action taken or omission to act by Secured Party hereunder,  including, without limitation, any exercise of voting or  consensual  rights  pursuant to Section 6.06 or any other action taken or inaction pursuant to Section 6.02, shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full  satisfaction of the Obligations,  and the Obligations  shall remain in full force and effect,  until  Secured  Party shall have  applied payments  (including,  without  limitation,  collections  from  Collateral)
     towards the  Obligations in the full amount then  outstanding or until such subsequent time as is hereinafter provided in subsection (b) below.

          (b) To the extent that any payments on the  Obligations or proceeds of the Collateral are subsequently  invalidated,  declared to be fraudulent or preferential,  set aside or required  to be repaid to a trustee,  debtor in possession,  receiver or other Person under any bankruptcy  law, common law or equitable cause,  then to such extent the Obligations so satisfied shall be  revived  and  continue  as if such  payment  or  proceeds  had not been received by Secured Party, and Secured Party's security interests,  rights, powers and remedies  hereunder shall continue in full force and effect.  In such event,  this Agreement shall be  automatically  reinstated if it shall theretofore have been terminated pursuant to Section 7.08.

     Section 7.08 Termination.  The grant of a security  interest  hereunder and all of Secured Party's rights, powers and remedies in connection therewith shall remain in full force and effect until  Secured Party has (i)  retransferred  and delivered  all  Collateral  in its  possession  to Pledgor,  and (ii) executed a written  release or  termination  statement and  reassigned  to Pledgor  without recourse or warranty any remaining  Collateral and all rights  conveyed  hereby.
Upon (i) the complete payment of the Obligations (other than any indemnity which is not yet due and payable),  (ii) the expiration of all outstanding  Letters of
Credit,  and (iii) the  termination of the  Commitments,  Secured Party,  at the written request and expense of Pledgor, will release,  reassign and transfer the
Collateral  to Pledgor and declare this  Agreement to be of no further  force or effect.  Notwithstanding  the  foregoing,  Section  4.04 and the  provisions  of subsection 7.07(b) shall survive the termination of this Agreement.

     Section 7.09 Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts.  Each counterpart is deemed an original,  but all such counterparts  taken  together  constitute  one and  the  same  instrument.  This
Agreement becomes effective upon the execution hereof by Pledgor and delivery of the same to Secured Party,  and it is not necessary for Secured Party to execute any acceptance hereof or otherwise signify or express its acceptance hereof.

     Section 7.10 Limitation by Law. All rights, remedies and powers provided in this  Agreement  may be exercised  only to the extent that the exercise  thereof does not violate any applicable provision of law, and all the provisions of this
Agreement are intended to be subject to all applicable  mandatory  provisions of law which may be controlling  and to be limited to the extent  necessary so that they shall not render  this  Agreement  invalid,  unenforceable,  in whole or in part, or not entitled to be recorded,  registered or filed under the  provisions of any applicable law.

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     Section 7.11 Interest. It is the intention of the parties hereto to conform
                  --------
strictly to usury laws  applicable to Secured Party or any Lender.  Accordingly, if the transactions contemplated hereby would be usurious under applicable state or federal law, then, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, it is agreed as follows: (i) the aggregate of all consideration  which constitutes  interest under law applicable to Secured Party or any Lender that is contracted for, taken, reserved, charged or received under the Obligations, this Agreement or under any other Loan Document or otherwise in connection with the Obligations shall under no circumstances  exceed the maximum amount  allowed by such  applicable  law, (ii) in the event that the maturity of the Obligations is accelerated  for any reason,  or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law  applicable  to Secured Party or any Lender may never include more than such maximum  amount,  and  (iii)  excess  interest,  if  any,  provided  for in this
Agreement, any other Loan Document or otherwise shall be cancelled automatically and, if  theretofore  paid,  shall be credited by Secured Party on the principal amount of the  Obligations  (or, to the extent that the principal  amount of the
Obligations  shall  have  been or would  thereby  be paid in full,  refunded  by
Secured  Party  to  Pledgor).  The  right  to  accelerate  the  maturity  of the
Obligations  does not include the right to accelerate any interest which has not otherwise  accrued on the date of such  acceleration,  and neither Secured Party nor any  Lender  intend  to  collect  any  unearned  interest  in the  event  of acceleration.  All sums paid or agreed to be paid to Secured Party or any Lender for  the  use,  forbearance  or  detention  of  sums  included  in  the  initial
Obligations  shall,  to the extent  permitted by  applicable  law, be amortized, prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest on account of the initial
Obligations does not exceed the applicable usury ceiling, if any.

                         [Signatures begin on next page]

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PLEDGOR:                          ST. MARY LAND & EXPLORATION COMPANY
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                                  By:  /s/ MILAM RANDOLPH PHARO
                                      ----------------------------------------
                                      Milam Randolph Pharo
                                      Vice President - Land & Legal

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